EXHIBIT 10.58

CORNING INCORPORATED

2006 VARIABLE COMPENSATION PLAN

AMENDMENT NO. 2

Pursuant to Section 9 of the Plan, the Board of Directors hereby amends the Corning Incorporated 2006 Variable Compensation Plan (the “Plan”), effective as of January 1, 2006, as follows:

1.	The words “Variable Compensation Plan” are deleted each place they appear in the Plan and are replaced with the words “

Variable Compensation Plan, also known as the Performance Incentive Plan.”

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment No. 2 on its behalf this 2nd day of December, 2009.

CORNING INCORPORATED

By:	/s/ John P. MacMahon
John P. MacMahon
Senior Vice President, Global Compensation and Benefits